As filed with the Securities and Exchange Commission on March 11, 2011.
===============================================================================
                                                   1933 Act File No. 333-112202
                                                    1940 Act File No. 811-21496


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                       120 EAst Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 March 11, 2011




Dear Shareholder:

     The accompanying materials relate to the Annual Meeting of Shareholders (the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 18, 2011, at 4:30 p.m. Central Time.

     At the Meeting, you will be asked to vote on a proposal to elect one of the Trustees of the Fund (the "Proposal") and to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

     YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each Share of the Fund that you own and a proportionate fractional vote for any fraction of a Share that you own. Please take a few moments to read the enclosed materials and then cast your vote.

     THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S NOMINEE LISTED ON THE ENCLOSED PROXY CARD.

     VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid envelope, by telephone or through the Internet.

     We appreciate your participation in this important Meeting.

         Thank you.

                                               Sincerely,


                                                /s/ James A. Bowen


                                               James A. Bowen
                                               Chairman of the Board


IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
(866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                          VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp.                                   ABC Corp.
(2) ABC Corp.                                   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer                   John Doe
(4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


TRUST ACCOUNTS
(1) ABC Trust                                   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78                            Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr., UGMA            John B. Smith
(2) John B. Smith                               John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 18, 2011


March 11, 2011

To the Shareholders of Macquarie/First Trust Global
Infrastructure/Utilities Dividend & Income Fund:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, April 18, 2011, at 4:30 p.m. Central Time, for the following purposes:

      1. To elect one Trustee (the Class I Trustee).

      2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees has fixed the close of business on January 31, 2011 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                           By Order of the Board of Trustees,


                                           /s/ W. Scott Jardine

                                           W. Scott Jardine
                                           Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 18, 2011

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                PROXY STATEMENT
                                 March 11, 2011

     THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 21, 2011.

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, April 18, 2011, at 4:30 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card accompany this Proxy Statement.

     The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation by the Fund of proxies to be voted at the Meeting, will be borne by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding the Fund's proxy solicitation materials to the person(s) for whom they hold Shares of the Fund. The solicitation of proxies will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to assist in the solicitation of proxies at a cost which is expected to be approximately $2,500. As indicated above, this cost will be borne by the Fund.

     The close of business on January 31, 2011 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 18, 2011. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM/LOADCONTENT/GR4DGCBUGA. THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=MFD.
IN ADDITION, THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO FIRST TRUST ADVISORS L.P. ("FIRST TRUST ADVISORS" OR THE "ADVISOR") AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

     YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

     In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o     indicate your instructions on the proxy card;

      o     date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:30 P.M. CENTRAL TIME, on MONDAY, APRIL 18, 2011. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

Instructions for voting by telephone or through the Internet are set forth on the enclosed proxy card.

                                     VOTING

     As described further in the proposal, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the specified nominee as the Class I Trustee of the Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

     For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. In any event, unless instructions to the contrary are given, a properly executed and returned proxy, whether returned via mail, telephone or Internet, will be voted FOR the election of the nominee specified by the Board, Robert F. Keith, as the Class I Trustee and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate.

     Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

     Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                               OUTSTANDING SHARES

     On the Record Date, the Fund had 9,077,963 Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange ("NYSE") under the ticker symbol MFD.

     Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

     To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission ("SEC") by shareholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed on the following page.

                                            BENEFICIAL OWNERSHIP OF SHARES

------------------------------------------------------- ------------------------------- ----------------------------------
                    NAME AND ADDRESS                         SHARES BENEFICIALLY             % OF OUTSTANDING SHARES
                  OF BENEFICIAL OWNER                               OWNED                      BENEFICIALLY OWNED
------------------------------------------------------- ------------------------------- ----------------------------------
Charles Schwab & Co., Inc.                                     557,156 Shares                        6.14%
2423 E. Lincoln Drive
Phoenix, AZ 85016
------------------------------------------------------- ------------------------------- ----------------------------------
First Clearing, LLC
One North Jefferson Street                                     549,926 Shares                        6.06%
St. Louis, MO 63103
------------------------------------------------------- ------------------------------- ----------------------------------
J.P. Morgan Clearing Corp.
3 Chase Metrotech Center                                       798,740 Shares                        8.80%
Brooklyn, NY 11245
------------------------------------------------------- ------------------------------- ----------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                  1,103,510 Shares                      12.16%
Jersey City, NJ 07302
------------------------------------------------------- ------------------------------- ----------------------------------
National Financial Services LLC
200 Liberty Street                                             899,043 Shares                        9.90%
New York, NY 10281
------------------------------------------------------- ------------------------------- ----------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway
P.O. Box 12749                                                 455,790 Shares                        5.02%
St. Petersburg, FL 33716
------------------------------------------------------- ------------------------------- ----------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South                                       482,216 Shares                        5.31%
Minneapolis, MN 55402
------------------------------------------------------- ------------------------------- ----------------------------------
State Street Bank and Trust Co.
1776 Heritage Drive                                            488,491 Shares                        5.38%
North Quincy, MA 02171
------------------------------------------------------- ------------------------------- ----------------------------------
Bulldog Investors, Brooklyn Capital Management LLC,
Phillip Goldstein and Andrew Dakos (the "Opportunity
Partners 13D Group")
Park 80 West, Plaza Two                                       688,259 Shares*                       7.58%*
250 Pehle Avenue
Saddle Brook, NJ 07663
------------------------------------------------------- ------------------------------- ----------------------------------
Western Investment LLC, Arthur
D. Lipson, Western Investment Hedged Partners L.P.,
Western Investment Activism Partners LLC, Western
Investment Total Return Partners L.P.
7050 S. Union Park Center, Suite 590
Midvale, UT 84047

and                                                           454,163 Shares**                      5.00%**

Western Investment Total Return Fund Ltd.
c/o dms Management
P.O. Box 31910, dms House
20 Genesis Close
Grand Cayman KY1-1208
Cayman Islands
------------------------------------------------------- ------------------------------- ----------------------------------

* Information is according to Amendment 2 to Schedule 13D filed by the Opportunity Partners 13D Group with the SEC on February 7, 2011. According to such filing, the Opportunity Partners 13D Group had sole voting power of 490,556 Shares, shared voting power of 197,703 Shares and sole dispositive power of 688,259 Shares.

** Information is according to Schedule 13D jointly filed by the reporting persons with the SEC on February 7, 2011.

                     PROPOSAL: ELECTION OF CLASS I TRUSTEE

ONE (1) CLASS I TRUSTEE IS TO BE ELECTED BY HOLDERS OF SHARES OF THE FUND. CURRENT TRUSTEE ROBERT F. KEITH IS THE NOMINEE FOR ELECTION AS THE CLASS I TRUSTEE BY SHAREHOLDERS OF THE FUND FOR A THREE-YEAR TERM.

     The Fund has established a staggered or "classified" Board of Trustees pursuant to its By-Laws, and, accordingly, Trustees are divided into the following three (3) classes: Class I, Class II and Class III. Robert F. Keith is currently the Class I Trustee of the Fund, with a term expiring at the Meeting or until his successor is elected and qualified. If elected, Mr. Keith will hold office for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are current and continuing Trustees. Messrs. Erickson and Kadlec are Class II Trustees for a term expiring at the Fund's annual meeting of shareholders in 2012. Messrs. Bowen and Nielson are Class III Trustees for a term expiring at the Fund's annual meeting of shareholders in 2013. Each Trustee serves until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

     REQUIRED VOTE: The nominee for election as the Class I Trustee must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund, cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of seats open for election.

      Unless you give contrary instructions, your Shares will be voted FOR the election of the nominee if your proxy (whether returned via mail, telephone or Internet) has been properly executed and timely received by the Fund. If the nominee should withdraw or otherwise become unavailable for election prior to the Meeting, the proxies named on your proxy card intend to vote FOR any substitute nominee recommended by the Fund in accordance with the Fund's procedures.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE.

     IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.


           [The remainder of this page is intentionally left blank.]

                                   MANAGEMENT

MANAGEMENT OF THE FUND

     The general supervision of the duties performed for the Fund under its investment management agreement with the Advisor is the responsibility of the Board. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships each Trustee holds or has held during the past five years, if applicable. As noted above, the Fund has established a staggered or "classified" Board consisting of five (5) Trustees divided into three (3) classes: Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Fund serve indefinite terms. James A. Bowen is deemed an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Interested Trustee") of the Fund due to his position as Chief Executive Officer of the Advisor. Except for Mr. Bowen, each Trustee is not an "interested person" (as that term is defined in the 1940 Act) and is therefore referred to as an "Independent Trustee."


           [The remainder of this page is intentionally left blank.]

                                                   INTERESTED TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF             OTHER
                                                                                             PORTFOLIOS IN       DIRECTORSHIPS
                                         TERM OF OFFICE(2)    PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND     HELD BY TRUSTEE
  NAME, ADDRESS, AND      POSITION(S)     AND LENGTH OF          DURING PAST FIVE           COMPLEX OVERSEEN    DURING PAST FIVE
     DATE OF BIRTH      HELD WITH FUND     TIME SERVED                 YEARS                   BY TRUSTEE             YEARS
-----------------------------------------------------------------------------------------------------------------------------------

 James A. Bowen(1)        President,      Class III          Chief Executive Officer         67 Portfolios      Trustee of
 120 East Liberty Drive   Chairman of                        (December 2010 to Present),                        Wheaton College
 Suite 400                the Board,      Since 2004         President (until December
 Wheaton, IL 60187        Chief                              2010), First Trust Advisors
 DOB: 9/55                Executive                          L.P. and First Trust
                          Officer and                        Portfolios L.P.; Chairman
                          Trustee                            of the Board of Directors,
                                                             BondWave LLC (Software
                                                             Development
                                                             Company/Investment Advisor)
                                                             and Stonebridge Advisors
                                                             LLC (Investment Advisor)

-----------------------------------------------------------------------------------------------------------------------------------


                                                  INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF             OTHER
                                                                                             PORTFOLIOS IN       DIRECTORSHIPS
                                         TERM OF OFFICE(2)    PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND     HELD BY TRUSTEE
  NAME, ADDRESS, AND      POSITION(S)     AND LENGTH OF          DURING PAST FIVE           COMPLEX OVERSEEN    DURING PAST FIVE
     DATE OF BIRTH      HELD WITH FUND     TIME SERVED                 YEARS                   BY TRUSTEE             YEARS
-----------------------------------------------------------------------------------------------------------------------------------

 Richard E. Erickson      Trustee         Class II           Physician; President,           67 Portfolios             NONE
 c/o First Trust                                             Wheaton Orthopedics;
 Advisors L.P.                            Since 2004         Co-owner and Co-Director
 120 East Liberty Drive                                      (January 1996 to May 2007),
 Suite 400                                                   Sports Med Center for
 Wheaton, IL 60187                                           Fitness; Limited Partner,
 DOB: 4/51                                                   Gundersen Real Estate
                                                             Limited Partnership;
                                                             Member, Sportsmed LLC

-----------------------------------------------------------------------------------------------------------------------------------

 Thomas R. Kadlec         Trustee         Class II           President (March 2010 to        67 Portfolios      Director of ADM
 c/o First Trust                                             Present), Senior Vice                              Investor
 Advisors L.P.                            Since 2004         President and Chief                                Services, Inc.;
 120 East Liberty Drive                                      Financial Officer (May 2007                        ADM Investor
 Suite 400                                                   to March 2010), Vice                               Services
 Wheaton, IL 60187                                           President and Chief                                International;
 DOB: 11/57                                                  Financial Officer (1990 to                         and ADM Investor
                                                             May 2007), ADM Investor                            Services Hong
                                                             Services, Inc. (Futures                            Kong Ltd.
                                                             Commission Merchant)

-----------------------------------------------------------------------------------------------------------------------------------

 Robert F. Keith          Trustee         Class I Nominee    President (2003 to Present),    67 Portfolios      Trust Company of
 c/o First Trust                                             Hibs Enterprises (Financial                        Illinois
 Advisors  L.P.                           Since 2006         and Management Consulting)
 120 East Liberty Drive
 Suite 400
 Wheaton, IL 60187
 DOB: 11/56

-----------------------------------------------------------------------------------------------------------------------------------

 Niel B. Nielson          Trustee         Class III          President (June 2002 to         67 Portfolios      Director of
 c/o First Trust                                             Present), Covenant College                         Covenant
 Advisors L.P.                            Since 2004                                                            Transport Inc.
 120 East Liberty Drive
 Suite 400
 Wheaton, IL 60187
 DOB: 3/54

-----------------------------------------------------------------------------------------------------------------------------------

                                                         OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                            TERM OF OFFICE(2)             PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS, AND                 POSITION(S)            AND LENGTH OF                  DURING PAST FIVE
       DATE OF BIRTH                  HELD WITH FUND           TIME SERVED                        YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley                     Treasurer, Chief        Indefinite            Chief Financial Officer, Chief Operating
 120 East Liberty Drive, Suite 400   Financial Officer                             Officer (December 2010 to Present), First
 Wheaton, IL 60187                   and Chief               Since 2004            Trust Advisors L.P. and First Trust Portfolios
 DOB: 11/57                          Accounting Officer                            L.P.; Chief Financial Officer, BondWave LLC
                                                                                   (Software Development Company/Investment
                                                                                   Advisor) and  Stonebridge Advisors LLC
                                                                                   (Investment Advisor)

-----------------------------------------------------------------------------------------------------------------------------------

 Erin E. Chapman                     Assistant               Indefinite            Assistant General Counsel (October 2007 to
 120 East Liberty Drive, Suite 400   Secretary                                     Present), Associate Counsel (March 2006 to
 Wheaton, IL 60187                                           Since June            October 2007), First Trust Advisors L.P. and
 DOB: 8/76                                                   2009                  First Trust Portfolios L.P.; Associate
                                                                                   Attorney (November 2003 to March 2006), Doyle
                                                                                   & Bolotin, Ltd.

-----------------------------------------------------------------------------------------------------------------------------------

 James M. Dykas                      Assistant               Indefinite            Controller (January 2011 to Present), Senior
 120 East Liberty Drive, Suite 400   Treasurer                                     Vice President (April 2007 to Present), Vice
 Wheaton, IL 60187                                           Since 2005            President (January 2005 to April 2007), First
 DOB: 1/66                                                                         Trust Advisors L.P. and First Trust Portfolios
                                                                                   L.P.

-----------------------------------------------------------------------------------------------------------------------------------

 Christopher R. Fallow               Assistant Vice          Indefinite            Assistant Vice President (August 2006 to
 120 East Liberty Drive, Suite 400   President                                     Present), Associate (January 2005 to
 Wheaton, IL 60187                                           Since 2006            August 2006), First Trust Advisors L.P. and
 DOB: 4/79                                                                         First Trust Portfolios L.P.

-----------------------------------------------------------------------------------------------------------------------------------

 W. Scott Jardine                    Secretary               Indefinite            General Counsel, First Trust Advisors L.P.,
 120 East Liberty Drive, Suite 400                                                 First Trust Portfolios L.P. and BondWave LLC
 Wheaton, IL 60187                                           Since 2004            (August 2009 to Present) (Software Development
 DOB: 5/60                                                                         Company/Investment Advisor); Secretary of
                                                                                   Stonebridge Advisors LLC (Investment Advisor)

-----------------------------------------------------------------------------------------------------------------------------------

 Daniel J. Lindquist                 Vice President          Indefinite            Senior Vice President (September 2005 to
 120 East Liberty Drive, Suite 400                                                 Present), Vice President (April 2004 to
 Wheaton, IL 60187                                           Since 2005            September 2005), First Trust Advisors L.P. and
 DOB: 2/70                                                                         First Trust Portfolios L.P.

-----------------------------------------------------------------------------------------------------------------------------------

 Coleen D. Lynch                     Assistant Vice          Indefinite            Assistant Vice President (January 2008 to
 120 East Liberty Drive, Suite 400   President                                     Present), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                           Since July 2008       Trust Portfolios L.P.; Vice President (May
 DOB: 7/58                                                                         1998 to January 2008), Van Kampen Asset
                                                                                   Management and Morgan Stanley Investment
                                                                                   Management

-----------------------------------------------------------------------------------------------------------------------------------

 Kristi A. Maher                     Assistant               Indefinite            Deputy General Counsel (May 2007 to Present),
 120 East Liberty Drive, Suite 400   Secretary and                                 Assistant General Counsel (March 2004 to May
 Wheaton, IL 60187                   Chief Compliance        Assistant Secretary   2007), First Trust Advisors L.P. and First
 DOB: 12/66                          Officer                 since 2004            Trust Portfolios L.P.

                                                             Chief Compliance
                                                             Officer since
                                                             January 2011

-----------------------------------------------------------------------------------------------------------------------------------

1 Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

2 Currently, Robert F. Keith, as the Class I Trustee, is serving a term until the Meeting or until his successor is elected and qualified. Richard
   E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Fund's 2012 annual meeting of shareholders or until their successors are elected and qualified. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Fund's 2013 annual meeting of shareholders or until their successors are elected and qualified. Officers of the Fund have an indefinite term.

UNITARY BOARD LEADERSHIP STRUCTURE

     The same five persons serve as Trustees on the Fund's Board and on the boards of all other funds in the First Trust Fund Complex (the "First Trust Funds"), which is known as a "unitary" board leadership structure. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the First Trust Funds' business.

     Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee serves as the Chief Executive Officer, President, and Chairman of the Board of the Fund.

     In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term until his successor is selected. Effective January 1, 2010, Niel B. Nielson serves as the Lead Independent Trustee.

     The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board acts by majority vote of all the Trustees, except where a different vote is required by applicable law.

     The three committee chairmen and the Lead Independent Trustee rotate every two years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

     In addition to the Fund, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; 12 other closed-end funds advised by First Trust Advisors; First Trust Series Fund, an open-end management investment company with two portfolios advised by First Trust Advisors; and First Trust

Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an exchange-traded fund with 18, 10 and 16 operating portfolios (each such portfolio, an "ETF"), respectively, advised by First Trust Advisors.

     The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee. The Executive Committee held four meetings during the Fund's last fiscal year.

     The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee, and each is an Independent Trustee who is also an "independent director" within the meaning of the listing standards of the NYSE. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund's website at http://www.ftportfolios.com. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. In 2005, the Board of Trustees adopted a mandatory retirement age of 72 for Trustees, beyond which age Trustees are ineligible to serve. The Nominating and Governance Committee Charter provides that the Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. The Nominating and Governance Committee may retain a search firm to identify candidates. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate (see also "ADDITIONAL INFORMATION - SHAREHOLDER PROPOSALS" below). If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and

Governance Committee is accepting recommendations, at which point they may be considered for nomination. In connection with the evaluation of candidates, the review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Nominating and Governance Committee evaluate nominees recommended by a shareholder of the Fund on a basis substantially different than that used for other nominees for the same election or appointment of Trustees. The Nominating and Governance Committee held four meetings during the Fund's last fiscal year.

     The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. The Valuation Committee held four meetings during the Fund's last fiscal year.

     The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE, serve on the Audit Committee. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee held nine meetings during the Fund's last fiscal year.

     In carrying out its responsibilities, as described below under "INDEPENDENT AUDITORS' FEES--Pre-Approval," the Audit Committee pre-approves all audit services and permitted non-audit services for the Fund (including the fees and terms thereof) and non-audit services to be performed for the Advisor by Deloitte & Touche LLP ("Deloitte & Touche"), the Fund's independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Fund.

RISK OVERSIGHT

     As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the Committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Fund's sub-advisors and their operations and processes. The Board reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

     Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

     As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

     Listed below for each current Trustee and nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Proxy Statement, that each current Trustee and nominee should serve as a trustee.

Independent Trustees

     Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 -
2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since 2010) of the First Trust Funds.

     Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of the Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust Closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 - 2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

     Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as

President and COO of ServiceMaster Management Services Company and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

     Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 -
2007), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

Interested Trustee

     James A. Bowen is President and Chief Executive Officer of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 27 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton College since October 2005. Mr. Bowen has served as a Trustee of the Fund since its inception and of the First Trust Funds since 1999.

OTHER INFORMATION

         Independent Trustees

     During the past five years, none of the Independent Trustees, nor any of their immediate family members, has been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-advisor to any fund in the First Trust Fund Complex, or any of their affiliates.

         Officers and Interested Trustee

     The officers of the Fund, including Mr. Bowen, Chief Executive Officer of the Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 67 portfolios) as they hold with the Fund, except for Christopher
R. Fallow. Mr. Fallow is an officer of 13 closed-end funds in the First Trust Fund Complex and an officer of First Trust Series Fund, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

      The Advisor is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by Mr. Bowen, the Chief Executive Officer of the Advisor. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with Mr. Bowen to sell 100% of the common stock of The Charger Corporation to him (he holds the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010. In addition, in October 2010, Mr. Bowen sold three limited partnership units of Grace Partners of DuPage L.P. to Grace Partners of DuPage L.P. for a price of $1,000,000 per unit.


BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND BY TRUSTEES AND OFFICERS

     The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in the Fund and all funds in the First Trust Fund Complex, including the Fund, as of December 31, 2010:

                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AND FIRST TRUST FUND COMPLEX
                                           (NUMBER OF SHARES HELD)

-------------------------------------------------------------------------------------------------------------------------------
                              INTERESTED                                      INDEPENDENT
                                TRUSTEE                                         TRUSTEES
-------------------------- ------------------ ---------------------------------------------------------------------------------
                             James A. Bowen   Richard E. Erickson    Thomas R. Kadlec      Robert F. Keith    Niel B. Nielson
-------------------------- ------------------ -------------------- -------------------- -------------------- ------------------
                                  $0             $10,001-$50,000     $10,001-$50,000      $10,001-$50,000      $10,001-$50,000
THE FUND                      (0 Shares)          (680 Shares)        (800 Shares)         (2,932 Shares)        (739 Shares)
-------------------------- ------------------ -------------------- -------------------- -------------------- ------------------
AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT       $50,001-$100,000      Over $100,000       Over $100,000        Over $100,000        Over $100,000
COMPANIES IN THE FIRST       (7,000 Shares)     (9,778.7 Shares)    (9,677.62 Shares)      (8,527 Shares)       (6,633 Shares)
TRUST FUND COMPLEX
OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------ ------------------

     As of December 31, 2010, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-advisor or principal underwriter of the Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-advisor or principal underwriter of the Fund, nor, since the beginning of the most recently completed fiscal year of the Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-advisor to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

     As of December 31, 2010, the Trustees and officers of the Fund as a group beneficially owned approximately 46,000 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2010, the Trustees and officers of the Fund as a group beneficially owned 5,151 Shares of the Fund, which is less than 1% of the Fund's Shares outstanding.

COMPENSATION

     Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or committee meetings. Additionally, effective January 1, 2010, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the Chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as the Chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the Chairman of the Nominating and Governance Committee. Each Committee Chairman and the Lead Independent Trustee will serve a two-year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings.

     The Board held eight meetings during the Fund's last fiscal year.

     The aggregate fees and expenses paid to the Trustees by the Fund for its most recent fiscal year ended November 30, 2010 (including reimbursement for travel and out-of-pocket expenses) amounted to $39,693.

     The following table sets forth certain information regarding the compensation of the Fund's Trustees (including reimbursement for travel and out-of-pocket expenses) for the Fund's most recently completed fiscal year. The Fund has no retirement or pension plans. The officers and the Interested Trustee of the Fund receive no compensation from the Fund for serving in such capacities.

                                                AGGREGATE COMPENSATION

----------------------------------------------------------------------------------------------------------------------------
                                              INTERESTED                              INDEPENDENT
                                                TRUSTEE                                 TRUSTEES
------------------------------------------- ---------------- --------------- --------------- --------------- ---------------
                                               James A.        Richard E.      Thomas R.       Robert F.        Niel B.
                                                 Bowen          Erickson         Kadlec          Keith          Nielson
------------------------------------------- ---------------- --------------- --------------- --------------- ---------------
THE FUND                                          $0             $9,816          $9,816          $9,743         $10,318
------------------------------------------- ---------------- --------------- --------------- --------------- ---------------
TOTAL COMPENSATION FOR SERVING THE FIRST          $0           $167,426        $169,963        $167,426        $179,633
TRUST FUND COMPLEX(1)
----------------------------------------------------------------------------------------------------------------------------

1 For the calendar year ended December 31, 2010. Compensation includes, with respect to certain ETFs, compensation paid by the Advisor from its advisory fee rather than by the ETF directly.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

     The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Fund's Nominating and Governance Committee Charter, which is available on the Fund's website located at http://www.ftportfolios.com. In addition, the Board's attendance at last year's annual shareholder meeting is available on the Fund's website located at http://www.ftportfolios.com. To find the Board's attendance, select the Fund under the "Closed-End Funds" tab, select the "News & Literature" link, and go to the "Shareholder Updates and Information" heading.

AUDIT COMMITTEE REPORT

     The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 13, 2010, a copy of which is attached as Exhibit A hereto, and is available on the Fund's website located at http://www.ftportfolios.com. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Fund's independent auditors are responsible for planning and carrying out proper audits of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP, the audited financial statements of the Fund for the fiscal year ended November 30, 2010 at a meeting held on January 20, 2011 and discussed the audit of such financial statements with the independent auditors and management.

     In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

     The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

     Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche LLP, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of the Fund's audited financial statements in the Fund's Annual Report to Shareholders for the year ended November 30, 2010.

     Submitted by the Audit Committee of the Fund:
     Richard E. Erickson
     Thomas R. Kadlec
     Robert F. Keith
     Niel B. Nielson

INDEPENDENT AUDITORS' FEES

     Deloitte & Touche has been selected to serve as the independent auditors for the Fund for its current fiscal year, and acted as the independent auditors for the Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Fund that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to independent registered public accounting firms. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

     During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the following fees:

 --------------------------------- ----------------------- -------------------- ------------------------ ------------------
                                        AUDIT FEES            AUDIT-RELATED               TAX               ALL OTHER
                                                                  FEES                   FEES                  FEES
  --------------------------------- ---------------------- --------------------- ------------------------ -----------------
         FEES BILLED TO:               2009       2010        2009       2010      2009         2010       2009     2010
 ---------------------------------  ---------- ----------- ----------- --------- ---------- ------------- -------- --------
 Fund                               $48,000(1)   $48,000(1)    $0         $0      $5,200(2)   $5,215(2)     $0       $0
 Advisor                               N/A          N/A        $0         $0         $0          $0         $0       $0
 --------------------------------------------------------------------------------------------------------------------------

1 These fees are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements.

2  These fees are for tax consultation.

Non-Audit Fees

      During each of the last two fiscal years of the Fund, Deloitte & Touche has billed the Fund and the Advisor for the non-audit fees listed below for services provided to the entities indicated.

                            AGGREGATE NON-AUDIT FEES

-------------------------------------- -------------------- -----------------
                                              2009                 2010
-------------------------------------- -------------------- -----------------
Fund                                         $5,200               $5,215
Advisor                                     $36,000(1)            $6,000(2)
-------------------------------------- -------------------- -----------------

1 These fees relate to Global Investment Performance Standards (GIPS(R)) matters and 2008 federal and state tax matters.

2 These fees relate to partnership tax compliance matters and 2009 federal and state tax matters.

Pre-Approval

     Pursuant to its Charter and its Audit and Non-Audit Services Pre-Approval Policy, the Fund's Audit Committee is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

     The Audit Committee is also responsible for the pre-approval of the independent auditors' engagements for non-audit services with the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditors have provided non-audit services to the Advisor or any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditors' independence.

     None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees or the Aggregate Non-Audit Fees disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

     The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

     Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2012 and included in the Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2011. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in the Fund's proxy statement.

     Other Shareholder Proposals. Under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of the Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

     Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds Shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, Shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

     In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

SHAREHOLDER COMMUNICATIONS

     Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATOR AND TRANSFER AGENT

     First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor. Four Corners Capital Management, LLC, 555 South Flower Street, Suite 3300, Los Angeles, California 90071, and Macquarie Capital Investment Management LLC, 125 West 55th Street, New York, New York 10019, serve as the Fund's investment sub-advisors.

     BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to the Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-advisor and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE, and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during the Fund's last fiscal year, all such filing requirements applicable to such persons were met.

FISCAL YEAR

     The Fund's fiscal year end is November 30.

DELIVERY OF CERTAIN DOCUMENTS

     Annual reports will be sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

     Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                        PURPORTED SHAREHOLDER PROPOSALS

      Phillip Goldstein, President of Kimball & Winthrop, Inc., General Partner of Opportunity Partners L.P. ("Opportunity Partners"), Park 80 West, Plaza Two, 250 Pehle Avenue, Suite 708, Saddle Brook, New Jersey 07663, the owner of 100 registered Shares of the Fund and purportedly 163,531 Shares of the Fund in street name and a member of a Section 13D filing group that purportedly beneficially owns in aggregate 673,426 Shares of the Fund (according to the letter from Mr. Goldstein), has advised the Fund that Opportunity Partners intends to nominate a separate individual, Mr. Gerald Hellerman, for election to the Board of Trustees and to submit the proposals discussed below at the Meeting.

     According to information provided by Opportunity Partners, Mr. Hellerman is 73 years old. In December 2005, the Board of Trustees unanimously adopted a mandatory retirement age for Trustees of 72. As a result, Mr. Hellerman is ineligible to serve as a trustee of the Fund as he is beyond the mandatory retirement age established for trustees of the Fund by the Board pursuant to the Declaration of Trust of the Fund. Therefore, any votes cast for Mr. Hellerman will be ineffective as even if Mr. Hellerman received enough votes to be elected, he would not be eligible to serve as a Trustee of the Fund due to his age.

     In addition, Opportunity Partners has notified the Fund of its intention to submit at the Meeting a proposal to repeal Section 5 of Article IV of the Fund's By-Laws relating to its classified Board of Trustees and instead require the election of each Trustee at every annual meeting of shareholders, and a proposal that requests the Board of Trustees to consider affording all shareholders an opportunity to realize net asset value for their Shares.

     As a Massachusetts business trust, the Fund is governed by its Declaration of Trust and By-Laws. None of Massachusetts law applicable to business trusts, the Fund's Declaration of Trust, nor the Fund's By-Laws provide shareholders of the Fund with the power or authority to amend the By-Laws. Only the Board of Trustees has the power to amend the By-Laws. As shareholders have no right, power or authority to amend the Fund's By-Laws, the Board of Trustees has determined in accordance with the Fund's By-Laws that the proposal to amend the Fund's By-Laws to eliminate its classified Board of Trustees is not a proper matter for shareholder action and will not be allowed to be brought to the floor at the Meeting for a shareholder vote.

     With respect to the proposal that the Board of Trustees should "consider affording all shareholders an opportunity to realize net asset value" for their Shares, the Board has determined in accordance with the Fund's By-Laws that the proposal is not a proper matter for shareholder action at the Meeting. The Board of Trustees and the Advisor regularly monitor the discount to net asset value at which the Shares of the Fund are trading. The Board of Trustees regularly discusses the discount to net asset value of the Shares of the Fund and considers steps designed to reduce or eliminate the discount. The Board believes that this purported proposal is vague. Therefore, the Board has determined that this proposal will not be allowed to be brought to the floor at the Meeting for a shareholder vote.

     Notwithstanding the foregoing, in the event that the above purported shareholder nominee or proposals are presented at the Meeting as proper matters for action by shareholders, all valid proxies held by the persons named on the proxy attached hereto will NOT be voted for any nominee of any dissident shareholder, will be voted AGAINST any shareholder proposal to repeal Section 5 of Article IV of the Fund's By-Laws relating to its classified Board of Trustees and instead require the election of each trustee at every annual meeting of shareholders, and will be voted AGAINST any shareholder proposal that requests the Board of Trustees to consider affording all shareholders an opportunity to realize net asset value for their Shares.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the proposal to elect Mr. Keith as a Class I Trustee of the Fund's Board of Trustees described above is expected to come before the Meeting, but should any matter other than as discussed herein requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

March 11, 2011


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
(866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                                   EXHIBIT A

                            AUDIT COMMITTEE CHARTER

I.       PURPOSE

     The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

            1. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

            2. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

            3. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

            4. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.

II. COMMITTEE ORGANIZATION AND COMPOSITION

          A. Size and Membership Requirements.

            1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

            2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, NYSE AMEX or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

            3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

            4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or related financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE AMEX or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE AMEX or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Funds' "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

            5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

     The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

     Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES

          A. With respect to Independent Auditors:

            1. The Committee shall be responsible for the appointment or replacement (subject, if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

            2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm 's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

            3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

            4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors in accordance with the Audit and Non-Audit Services Pre-Approval Policy. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee where the fee for such engagement does not exceed the amount specified in the Audit and Non-Audit Services Pre-Approval Policy, and shall report any such pre-approval to the full Committee.

            5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

            6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

            7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with PCAOB Ethics and Independence Rule 3526) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

            8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund' s financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

            9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

            10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

            11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

            12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

            1. The Committee shall meet to review and discuss with Fund Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

            2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

            3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

            4. The Committee shall discuss with the External Auditors the matters required to be discussed by PCAOB AU Section 380 that arise during the External Auditor's review of the Funds' financial statements.

            5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

            6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

            7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

            8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     C. With respect to serving as a Qualified Legal Compliance Committee:

            1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                 (i) The Committee shall receive and retain, in confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive,

          Wheaton, Illinois 60187, who shall forward the Report of Material Violation to the Committee.

                (ii) Upon receipt of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                (iii) After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

                       (1) Notify the full Board;

                       (2) Initiate an investigation, which may be conducted
                either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                       (3) Retain such additional expert personnel as the
                Committee deems necessary.

                       (iv) At the conclusion of any such investigation, the
                Committee shall:

                       (4) Recommend, by majority vote, that the Fund implement
                an appropriate response to evidence of a material violation; and

                       (5) Inform the chief legal officer and the chief
                executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

            2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D.   Other Responsibilities:

            1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

            2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

            3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

            4. The Committee shall evaluate on an annual basis the performance of the Committee.

            5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

            6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

            7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

            8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

            9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

            10. The Committee shall maintain minutes of its meetings.

            11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS

     The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V.       FUNDING PROVISIONS

A. The Committee shall determine the:

            1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

            2. Compensation to any advisers employed by the Committee.

     B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.

VI.      MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES

     A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

     B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

     C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

Amended: June 16, 2010

                               [BLANK BACK COVER]

FORM OF PROXY CARD
------------------


          Choose MLINKSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to INVESTOR
         SERVICEDIRECT(R) at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.






                                     PROXY

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

                Annual Meeting of Shareholders - April 18, 2011


                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:30 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 11, 2011, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments or postponements of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE SET FORTH. PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

           ADDRESS CHANGE/COMMENTS
(Mark the corresponding box on the reverse side)
------------------------------------------------

                                                 BNY MELLON SHAREOWNER SERVICES
                                                 P.O. BOX 3550
                                                 SOUTH HACKENSACK, NJ 07606-9250

------------------------------------------------


                          RESTRICTED AREA - SCAN LINE

                                                                          WO#
(Continued and to be marked, dated and signed, on the other side)        95888


                        RESTRICTED AREA - SIGNATURE LINE

         MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND





  WO#
 95888                       FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                                                   Please mark your votes as
                                                   indicated in this example [ ]




                           ANNUAL MEETING PROXY CARD

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
               VOTED "FOR" THE ELECTION OF THE NOMINEE SET FORTH

Election of Class I Trustee - The Board of Trustees recommends that you vote FOR the election of the Nominee for a three-year term.

     NOMINEE                            FOR       WITHHOLD

     01-Robert F. Keith (Class I)        [ ]         [ ]


[GRAPHIC       BY INTERNET
OMITTED]       -----------

               To vote on the Internet, go to _______ and enter the control number found on the reverse side of this Proxy Card. Follow the instructions provided.


[GRAPHIC       BY TELEPHONE
OMITTED]       ------------

               To cast your vote by phone with a proxy voting representative, call toll-free __________ and provide the representative the control number found on the reverse side of this Proxy Card.


[GRAPHIC       BY MAIL
OMITTED]       -------

               To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope.


       PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.


                IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.


                                                       Mark Here for
                                                       Address Change
                                                       or Comments
                                                       SEE REVERSE     [ ]




NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.



Signature _________________ Signature _________________ Date___________________